Financial investments	9 Months Ended
Sep. 30, 2021
Financial investments

4 Financial investments

		Sep/2021	Dec/2020
Amortized cost
Time deposit investments		72,228	53,941
Fair value through profit or loss
LFT´s and LF´s	(i)	1,574,299	2,163,042
Restricted funds investments	(ii)	1,184,410	1,338,289
Other		121,553	87,519
Total		2,952,490	3,642,791

Current assets		2,936,176	3,627,227
Non-current assets		16,314	15,564
Total		2,952,490	3,642,791

(i)	These refer to Brazilian floating-rate government bonds (“LFTs”) issued by the Brazilian Federal Government and floating-rate bonds (“LFs”) issued by financial institutions. These bonds have original maturity above three months and immediate liquidity in the secondary market.

(ii)	Includes the following amounts: R$1,168,096 in restricted funds used in the program for relocation of residents in Alagoas (Note 24.1(i)); and R$16,314 of bank deposits with yields of approximately 100% of the Interbank Deposit Rate (“CDI”).